UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 26, 2005
                                                        ------------------

                            Bay National Corporation
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Maryland                     333-87781               52-2176710
       --------                     ---------               ----------
(State of Incorporation)     (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


         2328 West Joppa Road
         Lutherville, Maryland                                      21093
         ----------------------------------------------------------------
         (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580
                                                           ---------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On January 25, 2005, Bay National Corporation (the "Registrant") announced its earnings for the three months and the year ended December 31, 2004. For further information, reference is made to the Registrant's press release, dated January 25, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this
Item 2.02 of Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE.

      On January 25, 2005, the Registrant announced its earnings for the three months and the year ended December 31, 2004. For further information, reference is made to the Registrant's press release, dated January 25, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

           99.1  Press Release dated January 25, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BAY NATIONAL CORPORATION

Date January 26, 2005               By:  /s/ Hugh W. Mohler
                                       ----------------------
                                       Hugh W. Mohler, President


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